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                                                                   Exhibit 10.35



                VORNADO CRESCENT LOGISTICS OPERATING PARTNERSHIP
                                 PARTNER CONSENT

      Please refer to that certain letter agreement, dated March 11, 1999, by and between Vornado Operating L.P., a Delaware limited partnership ("Vornado Operating") and COPI Cold Storage L.L.C., a Delaware limited liability company ("Crescent Operating"), as amended, pursuant to which Vornado Crescent Logistics Operating Partnership (the "Partnership") was formed.

      Each of Vornado Operating and Crescent Operating hereby acknowledge and agree that it is in the best interests of the Partnership to cause AmeriCold Logistics, LLC, a Delaware limited liability company, and a wholly-owned subsidiary of the Partnership (the "Company"), to enter into the Security Agreement (the "Agreement") and execute the Secured Promissory Note (the "Note"), each dated as of March 11, 2002, with Vornado Operating, in the forms attached hereto. In addition, each of the undersigned hereby authorizes any individual holding the office of Vice-President, or any more senior office, of either the Company or Vornado Operating to execute the Agreement and Note on behalf of the Company, and any other instrument or agreement necessary or appropriate to implement the same (including a UCC financing statement), and hereby ratifies any action taken by any such individual in furtherance of the foregoing.

Dated: November 5, 2002

                                        VORNADO OPERATING L.P.

                                        By:   Vornado Operating Company, its
                                              general partner

                                              By: /s/ Joseph Macnow
                                                  ---------------------
                                                  Name: Joseph Macnow
                                                  Title: Chief Financial Officer

                                        COPI COLD STORAGE L.L.C.

                                        By:   Crescent Operating, Inc., its
                                              sole member

                                              By: /s/ Jeffrey L. Stevens
                                                 -----------------------
                                                 Name: Jeffrey L. Stevens
                                                 Title: President and Chief
                                                        Executive Officer